UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 30, 2020

Date of Report (Date of earliest event reported)

SAFETY INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50070	13-4181699
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 Custom House Street, Boston, Massachusetts 02110

(Address of principal executive offices including zip code)

(617) 951-0600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SAFT	The Nasdaq Stock Market, LLC

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 30, 2020, the Board of Directors (the “Board”) of Safety Insurance Group, Inc. (the “Company”), adopted Amended and Restated Bylaws of the Company (the “Amended Bylaws”).

Under the Amended Bylaws, in an uncontested election at which a quorum is present, a director shall be elected by a majority of the votes cast at an Annual Meeting. In addition, the Company enacted a resignation policy, which requires an incumbent director who does not receive a majority of votes cast at his or her election to tender his or her letter of resignation for consideration by the Nominating and Governance Committee (“the Committee”) and the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and rationale behind it within ninety days from the date of the certification of the election results. In contested elections, directors will continue to be elected by plurality vote. For purposes of the Amended Bylaws, a “contested election” is an election in which the number of nominees for director is greater than the number of directors to be elected. The Company’s Bylaws previously provided for a plurality voting standard in all director elections.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws of Safety Insurance Group, Inc. which are filed as Exhibit 3.2.1 hereto.

.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description
3.2.1	Amended and Restated Bylaws of Safety Insurance Group, Inc.

104The cover page from this Current Report on form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safety Insurance Group, Inc.
(Registrant)

Date: April 2, 2020	By:	/s/ CHRISTOPHER T. WHITFORD
Christopher T. Whitford
V.P., Chief Financial Officer and Secretary